                                                                   EXHIBIT 23.01

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Nos. 33-51322, 33-53258, 33-59404 and 33-52663 of Southern California Gas Company on Forms S-3 of our report dated January 28, 1996, appearing in this Annual Report on Form 10-K of Southern California Gas Company for the year ended December 31, 1996.

DELOITTE & TOUCHE LLP
Los Angeles, California
March 26, 1997

                                       52